UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

FedEx Corporation
 (Exact name of registrant as specified in its charter)

Delaware	1-15829	62-1721435
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective March 12, 2007, the Board of Directors of FedEx Corporation adopted the following amendments to FedEx’s Amended and Restated Bylaws:

•	Section 8 of Article II and Section 1 of Article III of the bylaws were amended to change from a plurality-voting standard to a majority-voting standard in uncontested director elections. Under the new standard, a director nominee will be elected only if the number of votes cast “for” the nominee exceeds the number of votes cast “against” the nominee.

•	Amended Section 1 of Article III of the bylaws provides that directors will continue to be elected by a plurality vote at any “contested election meeting,” which is defined as any annual meeting of FedEx’s stockholders for which (i) the Secretary of FedEx receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements set forth in Section 12 of Article II of the bylaws, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date FedEx first gives notice of such meeting to the stockholders, as required by Section 3 of Article II of the bylaws.

•	Section 1 of Article III of the bylaws was amended to prohibit the Board of Directors from nominating for election (or filling a vacancy or newly created directorship with) any candidate who has not agreed in advance to submit an irrevocable resignation that would take effect upon (i) the failure to receive the required vote for reelection in the next election, and (ii) the Board’s acceptance of such resignation. Section 12 of Article II of the bylaws was amended to impose a similar requirement on director candidates nominated by stockholders. Conforming changes were made to Section 9 of Article VII.

•	Section 1 of Article III of the bylaws was amended to provide that if an incumbent director does not receive the required vote for reelection, the Board of Directors must, within 90 days after certification of the election results, accept the director’s resignation unless there is a compelling reason not to do so and promptly disclose its decision (including, if applicable, the reasons for rejecting the resignation) in an SEC filing.

•	Article VIII of the bylaws was amended to prohibit the Board of Directors from changing back to a plurality-voting standard without the approval of FedEx’s stockholders.

The foregoing summary of the bylaw amendments is qualified in its entirety by reference to the text of the Amended and Restated Bylaws as adopted and effective as of March 12, 2007, which are attached hereto as Exhibit 3.1 and incorporated by reference herein. A copy of FedEx’s related press release is attached as Exhibit 99.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

99.1	Press Release of FedEx Corporation dated March 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: March 14, 2007	By:	/s/ Marshall W. Witt

Marshall W. Witt
Staff Vice President and
Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of FedEx Corporation.

99.1	Press Release of FedEx Corporation dated March 13, 2007.

E-1